SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                               FORM 8-K/A

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 15, 1996



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)


















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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     As previously reported in Tellabs' (the Company's) Current Report on Form 8-K, filed on or about August 21, 1996 (File Number 0-9692), the Company engaged Ernst & Young LLP as its new independent accountants effective after the completion of the December 27, 1996 year end audit.

     The Company is filing this amendment in conjunction with the contemporaneous filing of the Company's Form 10-K for the fiscal year ended December 27, 1996. As of the filing of this document, Grant Thornton LLP has been dismissed and is no longer serving as the Company's independent accountants and has no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 24, 1997 is filed as Exhibit 16 to this Form 8-K/A.

     For further details regarding this change in certifying accountants, refer to the aforementioned Current Report on Form 8-K.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

Exhibit 16     Letter re change in certifying accountants




                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TELLABS, INC.



March 24, 1997                     s\ J. Peter Johnson

                                      J. Peter Johnson
                                   Vice President, Controller
                                   and Chief Accounting Officer


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